UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 4, 2008 (January 1, 2008)

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code

(804) 788-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 5 — Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 1, 2008, the Board of Directors approved amendments to Article V of Albemarle Corporation’s Bylaws to allow for the issuance, transfer and assignment of uncertificated shares of the Corporation’s stock. These amendments allow Albemarle Corporation to participate in the Direct Registration System (“DRS”), as required by rules adopted by the New York Stock Exchange. The DRS allows investors to hold shares in book entry form without the issuance of physical certificates. The Company’s Amended and Restated Bylaws are attached hereto as Exhibit 3.2.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

3.2	Amended and Restated Bylaws of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2008

ALBEMARLE CORPORATION

By:	/s/ Luther C. Kissam, IV
Luther C. Kissam, IV
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
3.2	Amended and Restated Bylaws of the Company